Scout Investments

Scout Global Equity Fund

Supplement dated June 26, 2015 to the Summary Prospectus dated October 31, 2014

The purpose of this supplement is to update the Summary Prospectus regarding the addition of Charles John to the portfolio management team of the Scout Global Equity Fund (the “Fund”).  Effective June 30, 2015, Mr. John will serve as a co-portfolio manager of the Fund.

Therefore, effective June 30, 2015, the following change is made to the Summary Prospectus:

The following is added to the table in the “Investment Advisor and Portfolio Managers” section of the Summary Prospectus:

Portfolio Manager	Title	Experience Managing the Fund
Charles John	Co-Portfolio Manager of the Fund	Since June 30, 2015

You should keep this Supplement for future reference. Additional copies of the Summary Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments